THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

THE WRIGHT MANAGED EQUITY TRUST
Wright Selected Blue Chip Equities Fund (WSBEX)
Wright Major Blue Chip Equities Fund (WQCEX)
Wright International Blue Chip Equities Fund (WIBCX)
and
THE WRIGHT MANAGED INCOME TRUST
Wright Current Income Fund (WCIFX)

SUPPLEMENT DATED JUNE 29, 2015 TO
THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”) DATED MAY 1, 2015

Effective June 18, 2015, the Board of Trustees approved the election of Adam R. Waldstein as Secretary to each Trust in place of Vicki S. Horwitz, who resigned as Secretary of each Trust.

The section of the table relating to “Principal Officers who are not Trustees” in the sub-section entitled “Fund Management” in the section entitled “Management and Organization” on Page 15 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Principal Officers who are not Trustees
A.M. Moody, III Born: 1937	Vice President	Vice President of the Trusts since December, 1990
President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 2003; President and Director of WISDI since 2005; Vice President of four funds managed by Wright; Trustee of the Trusts, 1990-2012; Retired Senior Vice President of Wright and The Winthrop Corp.

Michael J. McKeen Born: 1971	Treasurer	Treasurer of the Trusts since March, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of four funds managed by Wright.
Adam R. Waldstein Born: 1981	Secretary	Secretary of the Trusts since June, 2015	Associate Counsel, Atlantic since 2015; Contract Attorney, 2010-2015.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Chief Compliance Officer of the Trusts since September, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008.

For more information, please contact the Funds at 1-800-555-0644 (toll free).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.